EXHIBIT 99.2

Investor & Analyst Conference Call October 30, 2003 TALX Corporation A Leader in Payroll/HR Outsourcing

Highlights 2nd quarter revenues - $31.5 million Core services - TWN & UCM - revenues grew a combined 14% to $30.3 million 2nd quarter earnings (continuing operations) - $3.3 million or $0.23 per diluted share Earnings per share grew 35% Revised revenue and earnings guidance for second-half of fiscal year

TALX 3

Transforming Payroll/HR Processes


ePayroll
Electronic Paystub
Payroll Cards
FasTime
Automated Announcements
Electronic Time Entry & Reporting
PeopleSoft
Hewitt
Ceridian
HR/Payroll System
SAP
Tesseract
Lawson
Custom
Exult
ADP
UCeXpress
Unemployment Cost Management
UC Tax Planning
THE WORK NUMBER
Employment & Income Verifications
W-2eXpress
W-2 Issue/Reissue
W-2c Processing

Safe Harbor Statement Statements expressing the beliefs and expectations of management regarding future performance are forward-looking statements including, without limitation, anticipated revenue and earnings in the company's second fiscal quarter and fiscal 2004 and any other plans, objectives, expectations and intentions that are not historical facts. These statements reflect our current views with respect to future events and are based on assumptions and subject to risks and uncertainties. These risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from those expressed or implied by our forward-looking statements. These risks and uncertainties include, without limitation, the risks detailed in the company's 2003 10-K under the caption "Risk Factors" in "Part 1, Item 1 - Business," and those described in other documents and reports we file from time to time with the Securities and Exchange Commission, press releases and other communications. These risks include, but are not limited to (1) the risks associated with pending litigation, investigations, and possible future proceedings as a result of our recent financial statement restatement; (2) the risk to our future growth due to our dependence on our ability to effectively integrate acquired companies and capitalize on cross-selling opportunities; (3) risks related to our ability to increase the size and range of applications for The Work Number database and successfully market current and future services; (4) risks associated with our ability to maintain the accuracy and confidentiality of our clients' employee data; (5) risk that our revenues from The Work Number may fluctuate due to changes in the level of residential mortgage activity and interest rates; (6) risks associated with our ability to prevent breach of confidentiality as we initiate large-scale processing of verifications; (7) risks relating to the dependence of the market for The Work Number on mortgage documentation requirements in the secondary market and the risk that our revenues and profitability could be significantly harmed if those requirements were relaxed; (8) risks associated with any modifications to or failures to extend work opportunity or welfare to work tax credit laws; (9) risks associated with any interpretation of laws prohibiting the unauthorized practice of law to include the unemployment cost management or tax services that we provide; (10) risks associated with future challenges regarding applicability of the Fair Credit Reporting Act or any new privacy legislation or interpretation of existing laws; (11) risks associated with changes in economic conditions or unemployment compensation laws; (12) risk of interruption of our computer network and telephone operations including potential slow-down or loss of business as potential clients review our operations; and (13) risk of discontinuance of 900 number telephone service. We do not undertake any obligation or plan to update these forward-looking statements, even though our situation may change.

Operations Highlights - 2nd Qtr Fiscal 2004 Revenues of $31.5 million 14% growth over prior year's $27.7 million 14% combined growth in core services - TWN & UCM The Work Number - 36% growth Unemployment Cost Management - 4% increase Software and Maintenance - 3% decrease Gross profit improved to $18.1 million from $14.8 million last year Gross margin improved to 57.3% from 53.3% last year SG&A expenses increased to 39.7% of revenues from 37.5% last year Operating margin up to 17.6% of revenues from 15.8% last year EPS - diluted (continuing operations) - $0.23 v. $0.17 last year UC eXpress TWN HRBAS Software and Maintenance 0.59 0.37 0 0.04

Operations Highlights - Six Months - Fiscal 2004 Revenues of $61.7 million 12% growth over prior year's $54.9 million 14% combined growth in core services - TWN & UCM The Work Number - 39% growth Unemployment Cost Management - 3% increase Software and Maintenance - 18% decrease Gross profit improved to $34.9 million from $29.4 million last year Gross margin improved to 56.5% from 53.5% last year SG&A expenses increased to 39.8% of revenues from 38.2% last year Operating margin up to 16.7% of revenues from 15.3% last year EPS - diluted (continuing operations) - $0.42 v. $0.33 last year UC eXpress TWN HRBAS Software and Maintenance 0.6 0.37 0 0.03

Cash Flow Highlights - 2nd Quarter and YTD Fiscal 2004 Cash flow from operations, Q2 - $7.9 million v. $6.3 million last year Cash flow from operations, YTD - $11.0 million v. $13.4 mil last year Capital expenditures, YTD - $2.2 million v. $2.6 million last year Repaid $5.8 million of long-term debt in Q2 and $8.3 million YTD Repurchased no shares of stock in Q2; 131,000 shares for $1.8 million for YTD

Financial Position Highlights - September 30, 2003 Cash and investments were $5.9 million at 9/30/03 compared to $5.2 million at 6/30/03 and $9.4 million at 3/31/03. YTD uses of cash include: Debt repayments of $8.3 million Stock repurchases of $1.8 million Dividend payments of $1.1 million Capital expenditures of $2.2 million Acquisition payment of $1.5 million Days sales outstanding in accounts receivable were 48 days at 9/30/03 compared to 50 days at 6/30/03 and 45 days at 3/31/03 Total debt to equity decreased to .30 to 1 at 9/30/03 from .40 to 1 at 3/31/03

Growth Drivers The Work Number: 85% share of TALX estimate of outsourced market Core service - additional records, expand verifier base ePayroll "Paperless Pay" - market penetration W-2 eXpress - market penetration FasTime - market penetration Unemployment cost management: 35% of TALX estimate of outsourced market Revenue growth - market penetration and tax services to existing & new clients Cost consolidation and margin improvement Annual contracts Cross-selling

The Work Number Revenue History Qtr 1 01 Qtr 2 01 Qtr 3 01 Qtr 4 01 Qtr 1 02 Qtr 2 02 Qtr 3 02 Qtr 4 02 Qtr 1 03 Qtr 2 03 Qtr 3 03 Qtr 4 03 Qtr 1 04 Qtr 2 04 East 4132000 4531000 4635000 5796000 6103000 6659000 6856000 7566000 7617000 8573000 9011000 10733000 10943000 11627000

The Work Number Index Interest rate 1/7/2000 -0.434 0.0824 1/14/2000 -0.399 0.0829 1/21/2000 -0.379 0.0834 1/28/2000 -0.391 0.0835 2/4/2000 -0.293 0.0839 2/11/2000 -0.284 0.084 2/18/2000 -0.205 0.0842 2/25/2000 -0.407 0.0823 3/3/2000 -0.223 0.0825 3/10/2000 -0.182 0.0831 3/17/2000 -0.251 0.0823 3/24/2000 -0.162 0.0823 3/31/2000 -0.207 0.0827 4/7/2000 -0.13 0.0822 4/14/2000 -0.236 0.0811 4/21/2000 -0.202 0.0815 4/28/2000 -0.236 0.0835 5/5/2000 -0.112 0.0848 5/12/2000 -0.11 0.0864 5/19/2000 -0.097 0.0862 5/26/2000 -0.187 0.0847 6/2/2000 -0.029 0.0821 6/9/2000 -0.171 0.083 6/16/2000 -0.107 0.0819 6/23/2000 -0.109 0.0833 6/30/2000 -0.095 0.0825 7/7/2000 -0.025 0.0814 7/14/2000 0.096 0.0823 7/21/2000 0.075 0.0818 7/28/2000 -0.009 0.0821 8/4/2000 0.099 0.0804 8/11/2000 0.105 0.0786 8/18/2000 -0.073 0.0804 8/25/2000 0.002 0.0791 9/1/2000 0.17 0.0785 9/8/2000 0.161 0.0797 9/15/2000 0.176 0.079 9/22/2000 0.175 0.0783 9/29/2000 0.112 0.078 10/6/2000 0.15 0.0787 10/13/2000 0.148 0.0779 10/20/2000 0.248 0.0758 10/27/2000 0.202 0.077 11/3/2000 0.233 0.0776 11/10/2000 0.204 0.0772 11/17/2000 0.042 0.0761 11/24/2000 0.111 0.076 12/1/2000 0.288 0.0747 12/8/2000 0.381 0.0737 12/15/2000 0.313 0.0718 12/22/2000 0.734 0.0709 12/29/2000 0.269 0.0707 1/5/2001 0.683 0.0679 1/12/2001 1.432 0.0704 1/19/2001 1.017 0.0704 1/26/2001 0.805 0.0703 2/2/2001 0.97 0.0691 2/9/2001 1.121 0.069 2/16/2001 1.025 0.0709 2/23/2001 0.86 0.0704 3/2/2001 1.024 0.0697 3/9/2001 0.835 0.069 3/16/2001 0.767 0.0682 3/23/2001 0.937 0.0684 3/30/2001 1.059 0.0699 4/6/2001 0.815 0.069 4/13/2001 0.81 0.0712 4/20/2001 0.652 0.0707 4/27/2001 0.83 0.0718 5/4/2001 0.64 0.0718 5/11/2001 0.781 0.072 5/18/2001 0.468 0.0716 5/25/2001 0.672 0.0729 6/1/2001 0.529 0.0716 6/8/2001 0.73 0.0712 6/15/2001 0.618 0.0709 6/22/2001 0.539 0.0701 6/29/2001 0.484 0.0727 7/6/2001 0.402 0.0717 7/13/2001 0.36 0.0709 7/20/2001 0.556 0.0699 7/27/2001 0.586 0.0696 8/3/2001 0.548 0.07 8/10/2001 0.531 0.0687 8/17/2001 0.64 0.0685 8/24/2001 0.758 0.0683 8/31/2001 0.927 0.0683 9/7/2001 0.767 0.0673 9/14/2001 0.603 0.0664 9/21/2001 0.945 0.0663 9/28/2001 1.251 0.0652 10/5/2001 1.621 0.0649 10/12/2001 1.999 0.0661 10/19/2001 1.631 0.0659 10/26/2001 1.369 0.0647 11/2/2001 1.878 0.064 11/9/2001 1.774 0.0637 11/16/2001 1.813 0.0684 11/23/2001 1.612 0.0698 Employment Record History 3/1/2001 3/2/2002 3/3/2003 9/3/2003 Records on Database 43005000 60706000 76590000 82697000 Records under Contract 52616000 70179000 81977000 89764000 Verifier Revenue Year-over-Year Change in Total Mortgage Applications Source: Mortgage Bankers Assn. 1st Qtr FY 03 2nd Qtr FY 03 3rd Qtr FY 03 4th Qtr FY 03 1st Qtr FY 04 2nd Qtr FY 04 Other 0.11 0.05 0.04 0.06 0.05 0.07 Social Services 0.07 0.05 0.06 0.07 0.07 0.08 Mortgage/Credit 0.41 0.49 0.55 0.56 0.57 0.5 Pre-Employment 0.41 0.41 0.35 0.31 0.31 0.35

The Work Number Services The Work Number Employment and Income Verification 2.7 million records added to database in Q2 FY 04 89.8 million records under contract = 82.7 million live + 7.1 million backlog "Paperless Pay" and FasTime Cost savings for clients Revenue has and should continue to increase as several large clients come on stream - Lowes, Kelly, Manpower 72% second quarter yr-over-yr growth in FasTime; 62% increase YTD Healthy sales pipeline could double ePayroll revenue run rate in the next 6 - 9 months - 4 new clients signed this quarter Gross Margin - 73.4%

The Work Number Services Key New Work Number Employers: Affiliated Computer Services Albertson's Ashland CIGNA Deloitte & Touche USA L.L. Bean Newell Rubbermaid Shell Oil TJX United Parcel Service Key New ePayroll Clients: Baxter International Wakefern Food National Oilwell Key New W-2 eXpress Clients: American Greetings Baxter International Johns Hopkins University Petco Wakefern Food

Unemployment Cost Management 4% revenue growth from last year New sales and Johnson acquisition, offset by loss of smaller clients last year 1st and 2nd quarter revenues seasonally lower Cross sell specialized unemployment tax consulting services Solid revenues and cash flows Believe states' unemployment fund crisis should enhance value proposition of service

Key Investment Highlights Business model that we expect to provide: Estimated total revenue of $124.5 - $126.5 million in FY 2004 EPS growth (continuing operations) Estimate of $0.96 - $1.00 in FY 2004 Estimate of $0.22 - $0.24 in Q3 FY 2004 Solid and improving gross margins Strong and expanding operating margin Strong and growing operating cash flow